SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 July 2, 2004
                                 ------------
                                Date of Report
                      (Date of Earliest Event Reported)

                          LONE MOOSE ADVENTURES, INC.
                          ---------------------------
            (Exact Name of Registrant as Specified in its Charter)

          Nevada                   000-50572                 87-0686721
          ------                   ---------                 ----------
     (State or other       (Commission File No.)     (IRS Employer I.D. No.)
      Jurisdiction)

                            1438 East 8850 South
                              Sandy, Utah 84093
                              -----------------
                   (Address of Principal Executive Offices)

                                (801) 566-2658
                                --------------
                         Registrant's Telephone Number

                                     N/A
                                     ---
         (Former Name or Former Address if changed Since Last Report)

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.                 Exhibit Description
     -----------                 -------------------
         99                      Press Release

     * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 9.  Regulation FD Disclosure

     See Exhibit 99, Press Release dated July 2, 2004, a copy of which is attached hereto and incorporated herein by reference.


                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         LONE MOOSE ADVENTURES, INC.

DATED:07/01/04                           /s/ Christopher B. Glover
      --------                           --------------------------
                                         Christopher B. Glover
                                         President and Director